                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION


     Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Ann M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 or any other appropriate form or forms, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of 30,000 shares of Mellon Bank Corporation's (the "Corporation's") Common Stock to be issued from time to time pursuant to the Mellon Bank Corporation Stock Option Plan for the Mellon Financial Group - West Coast Board of Directors (1998) and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of July 21, 1998 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.


/s/ Frank V. Cahouet                        /s/ Rotan E. Lee
--------------------------------            ---------------------------
Frank V. Cahouet, Director and              Rotan E. Lee, Director
Principal Executive Officer


/s/ Dwight L. Allison, Jr.                  /s/ A.W. Mathieson
--------------------------------            ---------------------------
Dwight L. Allison, Jr., Director            Andrew W. Mathieson, Director


/s/ Burton C. Borgelt                       /s/ E.J. McAniff
--------------------------------            ---------------------------
Burton C. Borgelt, Director                 Edward J. McAniff, Director

/s/ Carol R. Brown                          /s/ Martin G. McGuinn
--------------------------------            ---------------------------
Carol R. Brown, Director                    Martin G. McGuinn, Director

/s/Jared L. Cohon                           /s/ Robert Mehrabian
--------------------------------            -----------------------------------
Jared L. Cohon, Director                    Robert Mehrabian, Director


/s/ Christopher M. Condron                  /s/ Seward Prosser Mellon, Director
--------------------------------            -----------------------------------
Christopher M. Condron, Director            Seward Prosser Mellon, Director


/s/ J.W. Connolly                           /s/ Mark A. Nordenberg
--------------------------------            -----------------------------------
J. W. Connolly, Director                    Mark A. Nordenberg, Director


/s/ C.A. Corry                              /s/ D.S. Shapira
--------------------------------            -----------------------------------
Charles A. Corry, Director                  David S. Shapira, Director


                                            /s/ W.K. Smith
--------------------------------            -----------------------------------
C. Frederick Fetterolf, Director            W. Keith Smith, Director


/s/ Ira Gumberg                             /s/ Joab L. Thomas
--------------------------------            -----------------------------------
Ira J. Gumberg, Director                    Joab L. Thomas, Director


/s/ Pemberton Hutchinson                    /s/ Wesley W. von Schack
--------------------------------            -----------------------------------
Pemberton Hutchinson, Director              Wesley W. von Schack, Director


/s/ George Johnstone                        /s/ William J. Young
--------------------------------            -----------------------------------
George W. Johnstone, Director               William J. Young, Director

                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION


         Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Ann
M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 or any other appropriate form or forms, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of 30,000 shares of Mellon Bank Corporation's (the "Corporation's") Common Stock to be issued from time to time pursuant to the Mellon Bank Corporation Stock Option Plan for the Mellon Financial Group - West Coast Board of Directors (1998) and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of July 29, 1998 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.



                                      /s/ C. Frederick Fetterolf
                                      --------------------------
                                      C. Frederick Fetterolf, Director